SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE SMALL CAP GROWTH FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

On August 16, 2006, the Board of Directors of Credit Suisse Small Cap Growth Fund, Inc. (the "Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE NOVEMBER 1, 2006.

If the Plan is approved by shareholders, each shareholder of the Fund would receive a distribution in an amount equal to the Fund's net asset value per share on a payment date expected to be in late 2006. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem Fund shares prior to the payment date. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

On August 21, 2006, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.


Dated:  August 18, 2006                                       16-0806
                                                              for
                                                              USEQGTH-PRO-CMN
                                                              SCG-PRO-LOAD
                                                              SCG-PRO-ADV
                                                              2006-29